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Exhibit 99-1: Consolidated Earnings Information for the Fiscal Year Ended June 30, 2005


                                          THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                          (Amounts in Millions Except Per Share Amounts)
                                                Consolidated Earnings Information

                                               ------------------------------------------------------
                                                                 Three Months Ended
                                               ------------------------------------------------------

                                                   September 30, 2004          December 31, 2004

                                                             Revised per                 Revised per
                                                Reported     SFAS 123(R)    Reported     SFAS 123(R)

NET SALES                                       $  13,744    $  13,744      $  14,452    $  14,452
 COST OF PRODUCTS SOLD                              6,611        6,623          6,871        6,885
                                                -----------------------------------------------------
GROSS MARGIN                                        7,133        7,121          7,581        7,567
 SELLING, GENERAL & ADMINISTRATIVE EXPENSE          4,263        4,332          4,511        4,585
                                                -----------------------------------------------------
OPERATING INCOME                                    2,870        2,789          3,070        2,982
 TOTAL INTEREST EXPENSE                               181          181            200          200
 OTHER NON-OPERATING INCOME, NET                      182          182             55           55
                                                -----------------------------------------------------
EARNINGS BEFORE INCOME TAXES                        2,871        2,790          2,925        2,837
 INCOME TAXES                                         870          848            886          862
                                                -----------------------------------------------------
NET EARNINGS                                        2,001        1,942          2,039        1,975
                                                =====================================================
EFFECTIVE TAX RATE                                   30.3%        30.4%          30.3%        30.4%

PER COMMON SHARE:
 BASIC NET EARNINGS                             $    0.77    $    0.75      $    0.79    $    0.77
 DILUTED NET EARNINGS                           $    0.73    $    0.70      $    0.74    $    0.72
 DIVIDENDS                                      $    0.25    $    0.25      $    0.25    $    0.25
AVERAGE DILUTED SHARES OUTSTANDING                2,756.0      2,766.1        2,741.0      2,752.1
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                                               ------------------------------------------------------       ------------------------
                                                                 Three Months Ended                         Year Ended June 30, 2005
                                               ------------------------------------------------------       ------------------------

                                                     March 31, 2005              June 30, 2005

                                                             Revised per                 Revised per                     Revised per
                                                Reported     SFAS 123(R)    Reported     SFAS 123(R)        Reported     SFAS 123(R)

NET SALES                                       $  14,287    $  14,287      $  14,258    $  14,258          $  56,741    $  56,741
 COST OF PRODUCTS SOLD                              7,033        7,055          7,289        7,309             27,804       27,872
                                                -----------------------------------------------------       ------------------------
GROSS MARGIN                                        7,254        7,232          6,969        6,949             28,937       28,869
 SELLING, GENERAL & ADMINISTRATIVE EXPENSE          4,566        4,690          4,670        4,793             18,010       18,400
                                                -----------------------------------------------------       ------------------------
OPERATING INCOME                                    2,688        2,542          2,299        2,156             10,927       10,469
 TOTAL INTEREST EXPENSE                               222          222            231          231                834          834
 OTHER NON-OPERATING INCOME, NET                       60           60             49           49                346          346
                                                -----------------------------------------------------       ------------------------
EARNINGS BEFORE INCOME TAXES                        2,526        2,380          2,117        1,974             10,439        9,981
 INCOME TAXES                                         806          766            620          582              3,182        3,058
                                                -----------------------------------------------------       ------------------------
NET EARNINGS                                        1,720        1,614          1,497        1,392              7,257        6,923
                                                =====================================================       ========================
EFFECTIVE TAX RATE                                   31.9%        32.2%          29.3%        29.5%              30.5%        30.6%

PER COMMON SHARE:
 BASIC NET EARNINGS                             $    0.67    $    0.63      $    0.59    $    0.55          $    2.83    $    2.70
 DILUTED NET EARNINGS                           $    0.63    $    0.59      $    0.56    $    0.52          $    2.66    $    2.53
 DIVIDENDS                                      $    0.25    $    0.25      $    0.28    $    0.28          $    1.03    $    1.03
AVERAGE DILUTED SHARES OUTSTANDING                2,718.7      2,730.3        2,688.9      2,700.2            2,726.2      2,737.1
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